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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 15, 2003





                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)







          DELAWARE                     1-13782                   25-1615902
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


1001 AIR BRAKE AVENUE, WILMERDING, PENNSYLVANIA                    15148
(Address of Principal Executive Offices)                         (Zip Code)



        Registrant's Telephone Number, Including Area Code (412)-825-1000


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ITEM 5.       On October 15, 2003 Westinghouse Air Brake Technologies
              Corporation issued a press release announcing the signing of a contract under which WABCO Transit, a division of the company, will supply brakes, couplers and current collectors for New York City subway cars to be built by ALSTOM and Kawasaki. The contract is worth about $60 million for the base order of 660 cars and, if New York City exercises the option for an additional 1040 cars, the total value of the order could be about $150 million. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated into this Item 5 by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.   Description
-----------   -----------

Exhibit 99.1 Westinghouse Air Brake Technologies Corporation Press Release dated October 15, 2003 announcing matter referenced in Item 5.

Exhibit 99.2 Westinghouse Air Brake Technologies Corporation Press Release dated October 15, 2003 announcing matter referenced in Item 12.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition". This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 15, 2003, Westinghouse Air Brake Technologies Corporation issued a press release reporting the financial results of the company for the quarter ended September 30, 2003. A copy of the press release is attached to this report as Exhibit 99.2 and incorporated into this Item 12 by reference.















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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        WESTINGHOUSE AIR BRAKE
                                        TECHNOLOGIES CORPORATION
                                        (Registrant)



                                        By: /s/ ALVARO GARCIA-TUNON
                                            ------------------------------------
                                        Name: Alvaro Garcia-Tunon
Date: October 16, 2003                  Title: Chief Financial Officer



















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                                  EXHIBIT INDEX



EXHIBIT
NUMBER    DESCRIPTION AND METHOD OF FILING
------    --------------------------------

 99.1 Westinghouse Air Brake Technologies Corporation Press Release dated October 15, 2003 announcing matter referenced in Item 5.

 99.2 Westinghouse Air Brake Technologies Corporation Press Release dated October 15, 2003 announcing matter referenced in Item 12.